[BONNEL GROWTH FUND LOGO]

Dear Investor:

Thank you for your interest in the Bonnel Growth Fund. Our Fund began operations on October 17, 1994. The Fund has achieved a total return of 37.65% since inception.

                                                   12/31/94 - 12/31/95
                                                   -------------------

          The Bonnel Growth Fund                          45.22%

The Bonnel Growth Fund is a no-load mutual fund that seeks long-term growth of capital by investing in common stocks of companies with growth potential. The fund focuses on mid-sized companies that historically grow faster than their larger competitors and offer great opportunity for achieving gains. Of course, the performance of mid-sized company stocks may be more volatile. This is why we strongly suggest you use our ABC Investment Plan(R) to build your position in the Bonnel Growth Fund. Please refer to the Fund's prospectus for additional information on the Fund's investment objectives and practices.

Art Bonnel has been expertly managing money for 25 years. Before teaming up with United Services, Art managed a highly rated growth mutual fund for another fund group. United Services offered him his own namesake fund where he could put the same stock selection strategy to work for you in--the Bonnel Growth
Fund.

One factor drives the Bonnel stock selection strategy---the search for quality growth companies. Out of a universe of almost 9,000 stocks, only about 1% pass Art's strict selections process. Art's time-tested strategy seeks out growth companies that have:

          * strong,  quality earnings from operations
          * a leading position within its  market  niche
          * a  clean  balance  sheet  with  little  debt
          * a management team with substantial equity ownership

You may purchase shares directly from the fund by mailing the enclosed application with an investment check. Our investment minimums are:

--------------------------------------------------------------------------------
ACCOUNT TYPE                               INITIAL          SUBSEQUENT
--------------------------------------     ----------       --------------
Regular ..............................     $5,000           $ 50
IRA ..................................     No minimum       No minimum
Gift/Transfer to Minors ..............     $1,000           $ 50
ABC Investment Plan(R)* ..............     $1,000           $100 per month

*THE ABC INVESTMENT PLAN(R) IS AN AUTOMATIC INVESTMENT PLAN WHICH ALLOWS YOU TO START INVESTING WITH $1,000 AND MONTHLY INVESTMENTS OF $100 OR MORE.
--------------------------------------------------------------------------------

You will  find the  Fund's  daily net asset  value  per share  under the  United
Services listing in the mutual fund section of most major newspapers or by calling 1-800-4-BONNEL (1-800-426-6635). We look forward to welcoming you as a new shareholder.

Sincerely,

Frank Holmes
President & CEO

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. THIS LETTER MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. USING THE ABC INVESTMENT PLAN(R) DOES NOT GUARANTEE A PROFIT. IF YOU SELL AT THE BOTTOM, NO SYSTEM WILL GIVE YOU A GAIN.